UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2024

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-36532	98-1220792
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

243 Tresser Blvd, 17th Floor
 Stamford, Connecticut, United States 06901
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (647) 952 5049

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 15, 2024, Sphere 3D Corp. (the "Company") held an Annual and Special Meeting of Shareholders ("Meeting"). Of the 17,796,326 shares of the Company's common shares outstanding as of the record date, 6,514,907 shares or approximately 37%, were represented at the Meeting, constituting a quorum present at the Meeting. The shareholders considered five proposals at the Meeting, each of which is described in more detail in the Company's definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2024. The number of votes cast for and against (or withheld) and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1. To Set the Number of the Directors at Four

On a vote taken to set the size of the board, it was declared that the shareholders approved a resolution to set the size of the board at four members. Voting results are as follows:

Votes For	Votes Withheld	Broker Non-Votes	Abstentions
5,747,370	767,537	0	11,281,419

2. Election of Directors

On a vote taken regarding the election of directors, it was declared that the shareholders approved a resolution to elect the following nominees as directors of Sphere 3D Corp. for the ensuing year or until their successors are duly elected or appointed. Voting results are as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes	Abstentions
Timothy Hanley	2,417,636	198,575	3,898,696	11,281,419
Susan Harnett	2,179,804	436,407	3,898,696	11,281,419
Duncan J. McEwan	2,189,214	426,997	3,898,696	11,281,419
Patricia Trompeter	2,396,491	219,719	3,898,697	11,281,419

3. Ratification of the Selection of Auditors

On a vote taken regarding the ratification of the selection of auditors, it was declared that the shareholders approved a resolution to appoint MaloneBailey LLP as auditors of Sphere 3D Corp. Voting results are as follows:

Votes For	Votes Withheld	Broker Non-Votes	Abstentions
6,102,083	412,824	0	11,281,419

4. Approval of the Second Amended and Restated Stock Plan

On a vote taken regarding approval of the Second Amended and Restated 2015 Performance Incentive Plan, it was declared that the shareholders approved a resolution to approve the Second Amended and Restated 2015 Performance Incentive Plan which increases the maximum number of common shares that may be issued under the Plan by an additional 500,000 shares.  Voting results are as follows:

Votes For	Votes Withheld	Broker Non-Votes	Abstentions
1,962,131	654,079	3,898,697	11,281,419

5. Approval of Say-On-Pay Proposal

On a vote taken regarding approval, on an advisory basis, of the compensation of our named executive officers, it was declared that the shareholders approved a resolution, on an advisory basis, of the compensation of our named executive officers.  Voting results are as follows:

Votes For	Votes Withheld	Broker Non-Votes	Abstentions
2,202,301	413,910	3,898,696	11,281,419

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission.

Exhibit Number	Description
99.1	SEDAR filing submitted May 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 15, 2024

SPHERE 3D CORP.

By:	/s/ Patricia Trompeter
Patricia Trompeter
Chief Executive Officer